Webcast Presentation – February 1, 2018 Q4 & Full Year 2017 Earnings

2 Q4 & FY 2017 Earnings Webcast 2/1/18 Safe Harbor Statement All statements made herein that are not historical facts should be considered as “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to: adverse economic conditions; disruptions in operations or information technology systems; supply chain disruptions, changes in supplier strategy or loss of key suppliers; product or other cost fluctuations; expansion of business activities; personnel turnover or labor cost increases; tax law changes or challenges to tax matters; increase in competition; risks related to acquisitions, including the integration of acquired businesses; exchange rate fluctuations; legal or regulatory matters; litigation, disputes, contingencies or claims; debt levels, terms, financial market conditions or interest rate fluctuations; goodwill or intangible asset impairment; stock market, economic or political instability; and other factors described in detail in the Form 10-K for WESCO International, Inc. for the year ended December 31, 2016 and any subsequent filings with the Securities & Exchange Commission. The following presentation includes a discussion of certain non-GAAP financial measures. Information required by Regulation G with respect to such non- GAAP financial measures can be found in the appendix and obtained via WESCO’s website, www.wesco.com.

Q4 2017 Highlights



Organic Growth
(%)
Oct 9%
Nov 10%
Dec 11%
(6.7)
(3.1)
(6.2)
(3.6)
(1.7)
1.0
8.6
10.1
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2016
2017

Note: Organic growth excludes the impact of acquisitions in the first year of ownership, foreign exchange rates and number of workdays. See appendix for non-GAAP reconciliations.

- Fourth quarter results exceeded our expectations
- Positive business momentum and growth across all end markets and geographies
- Reported sales were up 11%, organic sales were up 10%
  - Highest organic growth rate since 2011
  - Organic sales were up 9% in the U.S.
  - Organic sales were up 13% in Canada
  - Organic sales were up 19% in International
- Sequentially, reported sales were flat and organic sales were up 2%, better than normal seasonality
- Estimated pricing impact +2%
- January MTD sales up high single digits
- Q4 backlog grew 5% sequentially versus typical seasonal decline, and expanded to an all-time record level in the quarter
- Tax act provides potential stimulus for increased business and capex spending in 2018

…performance exceeded outlook

3

Q4 & FY 2017 Earnings Webcast 2/1/18

4 Q4 & FY 2017 Earnings Webcast 2/1/18 Industrial End Market • Q4 2017 Sales − Organic sales were up 14% versus prior year (up 12% in the U.S. and up 15% in Canada in local currency) − Up 4% sequentially • Increasing business momentum with industrial customers • Sales growth was broad-based across the U.S. and Canada • Global Account and Integrated Supply opportunity pipeline and bidding activity levels remain strong • Customer trends include continued high expectations for supply chain process improvements, cost reductions, and supplier consolidation Organic Sales Growth versus Prior Year 37% Industrial • Global Accounts • Integrated Supply • OEM • General Industrial Renewed a multi-year contract to supply electrical MRO materials and support capital projects for the upstream, midstream and downstream operations of a large global oil and gas company. Note: See appendix for non-GAAP reconciliations. (10.2%) 1.2% 6.0% 11.2% 13.9% FY 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 2017 8.0%

5 Q4 & FY 2017 Earnings Webcast 2/1/18 (2.2%) (3.6%) (4.4%) 6.0% 8.9% • Q4 2017 Sales − Organic sales were up 9% versus prior year (up 7% in the U.S. and up 13% in Canada in local currency) − Up 2% sequentially • Increasing business momentum with construction/contractor customers • Sales growth was broad-based across the U.S. and Canada • Backlog is up 20% versus prior year and is up 5% from Q3, versus a typical seasonal decline • Expecting moderate growth and uptrend in non- residential construction market to continue • Non-Residential • Contractors Construction 33% Organic Sales Growth versus Prior Year Construction End Market Awarded a contract to provide electrical equipment for the renovation and expansion of a water treatment facility in Canada. Note: See appendix for non-GAAP reconciliations. FY 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 2017 1.7%

Utility End Market

Organic Sales Growth versus Prior Year


16%
Utility
• Investor Owned
• Public Power
• Utility Contractors
0.5%
(4.5%)
(4.4%)
8.6%
9.1%
2017
2.3%
FY 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017

Note: See appendix for non-GAAP reconciliations.

- Q4 2017 Sales
  - Organic sales were up 9% versus prior year (up 10% in the U.S. and up 7% in Canada in local currency)
  - Up 4% sequentially
  - Excluding exited contract, organic sales up 18% versus prior year (up 20% in the U.S.)
- Continued scope expansion and value creation with investor-owned utility, public power, and generation customers
- Continued interest in Integrated Supply solution offerings
- Favorable economic conditions, continued improvement in construction market, renewables growth, and consolidation trend within Utility industry remain positive catalysts for future spending



Awarded a contract to provide high voltage materials to a publicly owned utility for a hydropower transmission line.

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Q4 & FY 2017 Earnings Webcast 2/1/18

7 Q4 & FY 2017 Earnings Webcast 2/1/18 CIG End Market • Q4 2017 Sales − Organic sales were up 5% versus prior year (up 5% in the U.S. and up 11% in Canada in local currency) − Down 9% sequentially • Technical expertise and supply chain solutions driving positive momentum in datacenter, broadband, and cloud technology projects • Increasing momentum seen in LED lighting retrofits, FTTX deployments, broadband build outs, and cyber and physical security for critical infrastructure protection Organic Sales Growth versus Prior Year CIG • Commercial • Institutional • Government 14% Awarded a contract for a turnkey lighting retrofit program for a government installation. Note: See appendix for non-GAAP reconciliations. (1.7%) (2.0%) 7.4% 9.0% 4.8% FY 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 2017 4.8%

8 Q4 & FY 2017 Earnings Webcast 2/1/18 Q4 2017 Results Outlook Actual YOY Sales 5% to 8% $2.00B Up 11.3% Gross Margin 19.2% Down 20 bps SG&A $285M, 14.3% Up 14%, Up 40 bps Operating Profit $81M Flat Operating Margin 3.9% to 4.3% 4.1% Down 50 bps Effective Tax Rate ~27% 23.9%, as adjusted Down 210 bps, as adjusted 8.9% Growth 240 bps 680 bps $2.00B $1.79B Q4 2017 Sales InternationalCanadaU.S.Q4 2016 Sales 12.8% Growth 19.3% Growth 10.1% Organic Growth 11.3% Growth Note: See appendix for non-GAAP reconciliations. Foreign Exchange 120 bps 90 bps

9 Q4 & FY 2017 Earnings Webcast 2/1/18 Full Year 2017 Results Outlook Actual YOY Sales 3% to 4% $7.68B Up 4.7% Gross Margin 19.3% Down 40 bps SG&A $1.10B, 14.3% Up 5%, Flat in bps Operating Profit $321M Down 3% Operating Margin 4.1% to 4.3% 4.2% Down 30 bps Effective Tax Rate ~26% 24.9%, as adjusted Down 310 bps, as adjusted EPS $3.75 to $3.95 $3.93, as adjusted Up 3%, as adjusted Note: See appendix for non-GAAP reconciliations. 2.9% Growth 140 bps 220 bps $7.68B $7.34B 2017 Sales InternationalCanadaU.S.2016 Sales 40 bps 7.8% Growth 18.8% Growth 4.5% Organic Growth 4.7% Growth Foreign Exchange 40 bps Workday Impact 90 bps Acquisitions 20 bps

10 Q4 & FY 2017 Earnings Webcast 2/1/18 Diluted EPS Walk Q4 FY 2016 Adjusted (1) $0.96 $3.80 Core operations (Reflects favorable operating leverage, offset by the planned restoration of variable compensation versus prior year) (0.01)) (0.11) Foreign exchange 0.02 0.08 Tax 0.03 0.16 Share count 0.03 0.00 2017 Adjusted (1) $1.03 $3.93 (1) Earnings per share for Q4 2016 is as reported. See appendix for non-GAAP reconciliations of adjusted EPS for FY 2016, Q4 2017 and FY 2017.

11 Q4 & FY 2017 Earnings Webcast 2/1/18 1.5 2 2.5 3 3.5 4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Free Cash Flow & Leverage 282.2 127.6 2016 FY 2017 FY Free Cash Flow ($ Millions) Note: See appendix for non-GAAP reconciliations. 67% of adjusted net income 154% of adjusted net income ~ $1B of free cash flow over last 4 years Target Leverage 2.0x – 3.5x 3.5X Leverage (Total Debt to TTM EBITDA) 2015 2016 2017 Lower free cash flow driven by an increase in working capital due to sales growth

12 Q4 & FY 2017 Earnings Webcast 2/1/18 2018 Outlook Q1 FY (Current) FY (Previous) Sales 6% to 9% 3% to 6% 3% to 6% Operating Margin 3.5% to 3.8% 4.2% to 4.6% 4.2% to 4.6% Effective Tax Rate ~ 22% 21% to 23% ~ 28% Diluted EPS $4.40 to $4.90 $4.05 to $4.55 Free Cash Flow >90% of net income >90% of net income Notes: Excludes unannounced acquisitions. Assumes a CAD/USD exchange rate of 0.80. See appendix for non-GAAP reconciliations.

13 Q4 & FY 2017 Earnings Webcast 2/1/18 Appendix NON-GAAP FINANCIAL MEASURES This presentation includes certain non-GAAP financial measures. These financial measures include organic sales growth, gross margin, financial leverage, earnings before interest, taxes, depreciation and amortization (EBITDA), free cash flow, adjusted net income, adjusted earnings per diluted share and adjusted effective tax rate. Management believes that these non-GAAP measures are useful to investors as they provide a better understanding of sales performance, the use of debt and liquidity on a comparable basis. Additionally, certain of the aforementioned non-GAAP measures either focus on or exclude transactions impacting comparability of our results, allowing investors to more easily compare the Company’s financial results from period to period. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above.

14 Q4 & FY 2017 Earnings Webcast 2/1/18 WESCO Profile 2017 37% 33% 16% 14% 40% 15% 15% 12% 10% 8% Note: Markets & Customers and Products & Services percentages reported on a TTM consolidated basis. Products & ServicesMarkets & Customers Utility CIG Industrial Construction Investor Owned | Public Power Utility Contractors Commercial | Institutional | Government Global Accounts | Integrated Supply OEM | General Industrial Non-Residential | Contractors Automation, Controls & Motors Lighting & Sustainability General Supplies Communications & Security Wire, Cable & Conduit Electrical Distribution & Controls

15 Q4 & FY 2017 Earnings Webcast 2/1/18 Sales Growth 2015 2016 2017 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Change in Net Sales 0.3 (4.4) (7.4) (6.7) (4.7) (2.2) (0.3) (3.6) (3.7) (2.4) (0.2) (0.1) 7.8 11.3 4.7 Acquisition Impact 1.2 1.6 2.0 3.0 2.0 3.9 3.7 2.9 1.8 3.1 0.9 0.2 Core (0.9) (6.0) (9.4) (9.7) (6.7) (6.1) (4.0) (6.5) (5.5) (5.5) (1.1) (0.1) 7.8 11.3 4.5 FX Impact (2.5) (3.0) (4.1) (3.7) (3.4) (2.6) (0.9) (0.3) (0.3) (1.0) 0.6 (1.1) 0.8 1.2 0.4 Workday Impact (1.6) 1.6 3.2 (1.6) 0.4 (1.6) (0.4) Organic 3.2 (3.0) (5.3) (7.6) (3.3) (6.7) (3.1) (6.2) (3.6) (4.9) (1.7) 1.0 8.6 10.1 4.5 (%) Note: Core sales growth excludes acquisitions during the first year of ownership.

16 Q4 & FY 2017 Earnings Webcast 2/1/18 Q4 2017 Organic Sales Growth by Geography U.S. Canada International WESCO Change in net sales (USD) 8.9 17.9 24.2 11.3 Impact from acquisitions - - - - Impact from foreign exchange rates - 5.1 4.9 1.2 Impact from number of workdays - - - - Organic sales growth 8.9 12.8 19.3 10.1 (%)

17 Q4 & FY 2017 Earnings Webcast 2/1/18 Note: The prior period end market amounts noted above may contain reclassifications to conform to current period presentation. ($ Millions) Sales Growth-End Markets Q4 2017 vs. Q4 2016 Q4 2017 vs. Q3 2017 FY 2017 vs FY 2016 Q4 Q4 Q4 Q3 FY FY 2017 2016 % Growth 2017 2017 % Growth 2017 2016 % Growth Industrial Core 744 647 15.0% 744 726 2.5% 2,865 2,655 7.9% Construction Core 679 613 10.7% 679 678 0.1% 2,558 2,493 2.6% Utility Core 322 293 9.7% 322 314 2.6% 1,187 1,163 2.1% CIG Core 261 247 5.8% 261 292 (10.6)% 1,104 1,054 4.7% Total Core Gross Sales 2,006 1,800 11.4% 2,006 2,009 (0.2)% 7,713 7,364 4.7% Total Gross Sales from Acquisitions - - - - - - - - - Total Gross Sales 2,006 1,800 11.4% 2,006 2,009 (0.2)% 7,713 7,364 4.7% Gross Sales Reductions/Discounts (9) (7) - (9) (9) - (34) (28) - Total Net Sales 1,997 1,793 11.3% 1,997 2,000 (0.2)% 7,679 7,336 4.7%

18 Q4 & FY 2017 Earnings Webcast 2/1/18 Q4 2017 Organic Sales by End Market Industrial Construction Utility CIG WESCO Core Sales Growth 15.0 10.7 9.7 5.8 11.3 FX Impact 1.1 1.8 0.6 1.0 1.2 Workday Impact - - - - - Organic Growth 13.9 8.9 9.1 4.8 10.1 (%)

19 Q4 & FY 2017 Earnings Webcast 2/1/18 Gross Margin ($ Millions) Three Months Ended Twelve Months Ended December 31, 2017 December 31, 2016 December 31, 2017 December 31, 2016 Net sales $1,997 $1,793 $7,679 $7,336 Cost of goods sold (excluding depreciation and amortization) 1,613 1,445 6,194 5,888 Gross profit $383 $349 $1,485 $1,448 Gross margin 19.2% 19.4% 19.3% 19.7%

Adjusted Diluted EPS

($ millions, except for EPS)	FY 2016			Q4 2017			FY 2017		
	Reported Results	Adjustments	Adjusted Results	Reported Results	Adjustments	Adjusted Results	Reported Results	Adjustments	Adjusted Results
Income from operations	$ 332.0	-	$ 332.0	$ 81.4	-	$ 81.4	$ 321.0	-	$ 321.0
Interest, net	76.6	-	76.6	17.6	-	17.6	68.5	-	68.5
Loss on debt redemption (1)	123.9	(123.9)	-	-	-	-	-	-	-
Income before income taxes	131.5	123.9	255.4	63.8	-	63.8	252.5	-	252.5
Income taxes (1) (2)	30.4	41.2	71.6	41.6	(26.4)	15.2	89.3	(26.4)	62.9
Effective tax rate	*23.1%*		*28.0%*	*65.2%*		*23.8%*	*35.4%*		*24.9%*
Net income	101.1	82.7	183.8	22.2	26.4	48.6	163.2	26.4	189.6
Less: Non-controlling interests	(0.5)	-	(0.5)	(0.3)	-	(0.3)	(0.3)	-	(0.3)
Net income attributable to WESCO	$ 101.6	82.7	$ 184.3	$ 22.5	26.4	$ 48.9	$ 163.5	26.4	$ 189.9
Adjusted Earnings per Diluted Share:									
Earnings per diluted share (as reported)		$2.10			$0.47			$3.38	
Impact of Tax Cuts and Jobs Act of 2017 (TCJA) (2)		-			0.56			0.55	
Loss on debt redemption (3)		2.54			-			-	
Tax effect of loss on debt redemption (3)		(0.84)			-			-	
Adjusted diluted earnings per common share		$3.80			$1.03			$3.93	

[1] Represents the third quarter of 2016 income tax benefit related to the loss on debt redemption.

[2] The application of the TCJA resulted in a provisional discrete income tax expense of $26.4 million, which is comprised of $82.8 million of expense associated with the deemed repatriation of undistributed earnings of foreign subsidiaries partially offset by a $56.4 million benefit from the remeasurement of net deferred income tax liabilities.

[3] The loss on debt redemption and related income tax benefit are based on third quarter diluted shares of 48.7 million.

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Q4 & FY 2017 Earnings Webcast 2/1/18

21 Q4 & FY 2017 Earnings Webcast 2/1/18 Outstanding at December 31, 2016 Outstanding at December 31, 2017 Debt Maturity Schedule AR Revolver (V) 380 380 2020 Inventory Revolver (V) 4 12 2020 2019 Term Loans (V) 145 85 2019 2021 Senior Notes (F) 500 500 2021 2024 Senior Notes (F) 350 350 2024 Other (V) 24 36 N/A Total Debt 1,403 1,363 Capital Structure Key Financial Metrics YE 2016 YE 2017 Cash 110 118 Capital Expenditures 18 22 Free Cash Flow (1) 282 128 Liquidity (2) 705 794 ($ Millions) (V) Variable Rate Debt (1) Cash flow provided by operations less capital expenditures. (F) Fixed Rate Debt (2) Total availability under asset-backed credit facilities plus cash in investment accounts.

22 Q4 & FY 2017 Earnings Webcast 2/1/18 Financial Leverage Twelve Months Ended December 31, 2017 Financial leverage ratio: Income from operations $ 321 Depreciation and amortization 64 EBITDA $ 385 December 31, 2017 Short-term borrowings and current debt $ 35 Long-term debt 1,314 Debt discount and debt issuance costs (1) 14 Total debt $ 1,363 Less: cash and cash equivalents $ 118 Total debt, net of cash $ 1,245 Financial leverage ratio 3.5X Financial leverage ratio, net of cash 3.2X (1) Long-term debt is presented in the condensed consolidated balance sheet as of December 31, 2017 net of debt discount and debt issuance costs. ($ Millions) Note: For financial leverage ratio in prior periods, see quarterly earnings webcasts as previously furnished to the Securities & Exchange Commission, which can be obtained from the Investor Relations page of WESCO’s website at www.wesco.com.

23 Q4 & FY 2017 Earnings Webcast 2/1/18 2015 2016 2017 Amortization of Debt Discount(1) 6.1 3.0 0.3 Amortization of Debt Issuance Costs 6.1 3.6 3.7 Uncertain Tax Positions (8.7) 1.2 0.1 Total 3.5 7.8 4.1 Non-Cash Interest Expense (1) Includes convertible debt and term loan; the convertible debt was redeemed in Q3 2016. ($ Millions)

24 Q4 & FY 2017 Earnings Webcast 2/1/18 Free Cash Flow Reconciliation FY 2016 FY 2017 Cash flow provided by operations 300.2 149.1 Less: Capital expenditures (18.0) (21.5) Free cash flow 282.2 127.6 Adjusted net income 183.8 189.6 Percentage of adjusted net income 154% 67% Note: Free cash flow is provided by the Company as an additional liquidity measure. Capital expenditures are deducted from operating cash flow to determine free cash flow. Free cash flow is available to fund other investing and financing activities. ($ Millions)

25 Q4 & FY 2017 Earnings Webcast 2/1/18 Work Days Q1 Q2 Q3 Q4 FY 2016 64 64 64 62 254 2017 64 64 63 62 253 2018 64 64 63 62 253